Exhibit 10.12(c)

EXECUTION COPY

AMENDMENT NO. 1 TO THIRD AMENDED AND
RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of December 16, 2011 (this “Amendment”), is by and among MANITOWOC FUNDING, LLC and MANITOWOC CAYMAN ISLANDS FUNDING LTD., as Sellers, THE MANITOWOC COMPANY, INC., GARLAND COMMERCIAL RANGES LIMITED and CONVOTHERM ELEKTROGERÄTE GMBH, as Servicers, HANNOVER FUNDING COMPANY LLC, as Purchaser, and NORDDEUTSCHE LANDESBANK GIROZENTRALE, as Agent.

WHEREAS, the parties hereto are parties to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of September 27, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                            Definitions.  Capitalized terms defined in the Agreement and used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2.                            Amendments.  The Agreement is hereby amended as follows:

(a)                                 Clauses (i) through (v) of the proviso of Section 1.1(a) of the Agreement are replaced in their entirety with the following:

(i)                                     (A) the Aggregate Capital would exceed the Investment Limit or (B) solely with respect to (I) any Investment and (II) the first Reinvestment occurring on or after each Settlement Date, the Aggregate Capital would exceed the Net Investment Limit;

(ii)                                  the Purchased Assets Coverage Percentage would exceed 100%;

(iii)                               solely with respect to (A) any Investment and (B) the first Reinvestment occurring on or after each Settlement Date, the U.S. Capital would exceed the aggregate Net Outstanding Balance of all Eligible Receivables denominated in U.S. Dollars that are then included in the Receivables Pool;

(iv)                              solely with respect to (A) any Investment and (B) the first Reinvestment occurring on or after each Settlement Date, the CAD Capital would exceed the aggregate Net Outstanding Balance of all Eligible

Receivables denominated in Canadian Dollars that are then included in the Receivables Pool; or

(v)                                 solely with respect to (A) any Investment and (B) the first Reinvestment occurring on or after each Settlement Date, the Euro Capital would exceed the aggregate Net Outstanding Balance of all Eligible Receivables denominated in Euro that are then included in the Receivables Pool.

(b)                                 The following new defined terms and definitions are hereby added to Exhibit I of the Agreement in appropriate alphabetical order:

“Group A Obligor” means any Obligor that has a short-term rating of at least: (a) “A-1” by S&P, or if such Obligor does not have a short-term rating from S&P,  a rating of “AA-” or better by S&P on its long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-1” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “Aa3”or better by Moody’s on its long-term senior unsecured and uncredit-enhanced debt securities; provided that if an Obligor is not rated by both S&P and Moody’s, then such Obligor shall be deemed to be a Group D Obligor.

“Group B Obligor” means any Obligor that is not a Group A Obligor, and has a short-term rating of at least:  (a) “A-2” by S&P, or if such Obligor does not have a short-term rating from S&P, a rating of “A-” or better by S&P on its long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-2” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “A3” or better by Moody’s on its long-term senior unsecured and uncredit-enhanced debt securities; provided that if an Obligor is not rated by both S&P and Moody’s, then such Obligor shall be deemed to be a Group D Obligor.

“Group C Obligor” means any Obligor that is neither a Group A Obligor nor a Group B Obligor, and has a short-term rating of at least:  (a) “A-3” by S&P, or if such Obligor does not have a short-term rating from S&P, a rating of “BBB-” or better by S&P on its long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-3” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “Baa3” or better by Moody’s on its long-term senior unsecured and uncredit-enhanced debt securities; provided that if an Obligor is not rated by both S&P and Moody’s, then such Obligor shall be deemed to be a Group D Obligor.

“Group D Obligor” means any Obligor that is not a Group A Obligor, nor a Group B Obligor, nor a Group C Obligor.

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“Special Term Receivable” means, as of any date of determination, any Receivable (i) the Obligor of which is set forth on Schedule VI to this Agreement, (ii) then due more than sixty (60) days but not more than three hundred sixty (360) days thereafter and (iii) which was created on or prior to December 31, 2011.

(c)                                  The definition of “Concentration Percentage” set forth in Exhibit I of the Agreement is replaced in its entirety with the following:

“Concentration Percentage” means, on any day, (I) for any Obligor that is not a Special Obligor: (a) for any Group A Obligor, a percentage equal to forty percent (40%), or any other percentage as agreed by the Servicer and the Agent in writing, (b) for all Group B Obligors, a percentage equal to four (4) times the Base Concentration Limit, (c) for all Group C Obligors, a percentage equal to two (2) times the Base Concentration Limit and (d) for all Group D Obligors, a percentage equal to the Base Concentration Limit and (II) for any Special Obligor, the Special Obligor Concentration Percentage for such Obligor.

(d)                                 Clause (xvi) of the definition of “Eligible Receivables” set forth in Exhibit I of the Agreement is replaced in its entirety with the following:

(xvi) which are neither Defaulted Receivables nor Delinquent Receivables;

(e)                                  The definition of “Net Eligible Pool” set forth in Exhibit I of the Agreement is replaced in its entirety with the following:

“Net Eligible Pool” means, on any date of calculation, a set, determined by the Servicers, of Eligible Receivables (or portions thereof) then in the Receivables Pool, provided that such set has (a) no Excess Concentrations and (b) other than Special Term Receivables, no Receivables then due more than sixty (60) days thereafter.

(f)                                   The definition of “Net Eligible Pool Balance” set forth in Exhibit I of the Agreement is replaced in its entirety with the following:

“Net Eligible Pool Balance” means, at any time, (a) the sum of the Net Outstanding Balances of the Receivables in the Net Eligible Pool, minus (b) the sum of (i) Eligible Unapplied Cash and Credits, (ii) the amount by which (A) the sum of the Net Outstanding Balances of the Receivables in the Net Eligible Pool having due dates that have been adjusted and that have been outstanding for more than ninety (90) days from their original due dates, exceeds (B) an amount equal to five percent (5%) of the Net Outstanding Balances of the Receivables in the Net Eligible Pool, (iii) the amount by which (A) the sum of the Net Outstanding Balances of the Receivables in the Net Eligible Pool for which the Obligors are Governmental Authorities (excluding the United

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States Federal Government), exceeds (B) an amount equal to five percent (5%) of the Net Outstanding Balances of the Receivables in the Net Eligible Pool and (iv) the amount by which (A) the sum of the Net Outstanding Balances of the Special Term Receivables, exceeds (B) an amount equal to five percent (5%) of the Net Outstanding Balances of the Receivables in the Net Eligible Pool.

(g)                                  Section 2(b)(iv) of Exhibit II of the Agreement is replaced in its entirety with the following:

(iv)                              without limiting the foregoing or Section 1.1(a):

A.                                    (I) the Aggregate Capital will not exceed the Investment Limit and (II) solely with respect to (x) any Investment and (y) the first Reinvestment occurring on or after each Settlement Date, the Aggregate Capital would exceed the Net Investment Limit;

B.                                    the Purchased Assets Coverage Percentage will not exceed 100%;

C.                                    solely with respect to (A) any Investment and (B) the first Reinvestment occurring on or after each Settlement Date, the U.S. Capital will not exceed the aggregate Net Outstanding Balance of all Eligible Receivables denominated in U.S. Dollars that are then included in the Receivables Pool;

D.                                    solely with respect to (A) any Investment and (B) the first Reinvestment occurring on or after each Settlement Date, the CAD Capital will not exceed the aggregate Net Outstanding Balance of all Eligible Receivables denominated in Canadian Dollars that are then included in the Receivables Pool; and

E.                                     solely with respect to (A) any Investment and (B) the first Reinvestment occurring on or after each Settlement Date, the Euro Capital will not exceed the aggregate Net Outstanding Balance of all Eligible Receivables denominated in Euro that are then included in the Receivables Pool;

(h)                                 Schedule V of the Agreement is replaced in its entirety with Exhibit I attached hereto.

(i)                                     New Schedule VI in the form of Exhibit II attached hereto is added to the Agreement immediately following existing Schedule V.

SECTION 3.                            Representations and Warranties.  On the date hereof, each of the Sellers and Servicers hereby represents and warrants (as to itself) to the Purchaser and the Agent as follows:

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(a)                                 after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event;

(b)                                 after giving effect to this Amendment, the representations and warranties of such Person set forth in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(c)                                  this Amendment constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

SECTION 4.                            Effectiveness.  This Amendment shall be effective, as of the date hereof, upon receipt by the Agent of the following (in each case, in form and substance reasonably satisfactory to the Agent):

(a)                                 counterparts of this Amendment duly executed by each of the parties hereto;

(b)                                 an executed copy of a letter from JPMorgan Chase Bank, N.A. to Manitowoc confirming that the transactions contemplated by the Transaction Documents constitute a “Permitted Securitization” under the Credit Agreement; and

(c)                                  such other agreements, documents, officer certificates and instruments as the Agent shall request.

SECTION 5.                            Miscellaneous.  The Agreement, as amended hereby, remains in full force and effect.  Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which then taken together shall constitute one and the same Amendment.  This Amendment may be executed by facsimile or delivery of a “.pdf” copy of an executed counterpart hereof.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York, but without regard to any other conflict of laws provisions thereof) and the obligations, rights and remedies of the parties under this Amendment shall be determined in accordance with such laws.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the date first above written.

MANITOWOC FUNDING, LLC,
as a Seller

By:
Name:	Maurice D. Jones
Title:	Vice President and Secretary

Amendment No. 1 to Third Amended and
Restated Receivables Purchase Agreement

MANITOWOC CAYMAN ISLANDS FUNDING LTD., as a Seller

By:
Name:	Maurice D. Jones
Title:	Vice President and Secretary

Amendment No. 1 to Third Amended and
Restated Receivables Purchase Agreement

THE MANITOWOC COMPANY, INC.,
as a Servicer

By:
Name:	Maurice D. Jones
Title:	Senior Vice President, General Counsel and Secretary

Amendment No. 1 to Third Amended and
Restated Receivables Purchase Agreement

GARLAND COMMERCIAL RANGES LIMITED, as a Servicer

By:
Name:	Maurice D. Jones
Title:	Vice President and Secretary

Amendment No. 1 to Third Amended and
Restated Receivables Purchase Agreement

CONVOTHERM ELEKTROGERÄTE GMBH,
as a Servicer

By:
Name:
Title:

Amendment No. 1 to Third Amended and
Restated Receivables Purchase Agreement

NORDDEUTSCHE LANDESBANK GIROZENTRALE, as Agent

By:
Name:
Title:

By:
Name:
Title:

Amendment No. 1 to Third Amended and
Restated Receivables Purchase Agreement

HANNOVER FUNDING COMPANY LLC,
as Purchaser

By:
Name:
Title:

Amendment No. 1 to Third Amended and
Restated Receivables Purchase Agreement

EXHIBIT I

SCHEDULE V

SPECIAL OBLIGORS

Special Obligor	Special Obligor Concentration Percentage

Wal-Mart Stores, Inc.	7.5%
H&E Equipment Services, Inc.	6.0%
Costco Wholesale Corporation	7.5%
PepsiCo, Inc.	7.5%

EXHIBIT II

SCHEDULE VI

SPECIAL TERM RECEIVABLE OBLIGORS

Action Sales
ADE Restaurant Services
ARIZONA RESTAURANT SUPPLY
Ashland Equipment Co
Associated Food Eq & Supply
ATLANTA FIXTURE & SALES CO
B&G Restaurant Supply
Bintz
BIRMINGHAM RESTAURANT SUPPLY (BRESCO)
Boxer-Northwest Co
BUDGET RESTAURANT SUPPLY
BUFFALO HOTEL SUPPLY
C&T DESIGN EQUIPMENT
CULINEX
CURTIS RESTAURANT EQUIPMENT
DURAY
DYKES RESTAURANT SUPPLY
FELLERS FIXTURES
GENERAL HOTEL
Grady’s
J&E RESTAURANT SUPPLIES
JOHNNIE’S RESTAURANT
Johnson Lancaster & Assoc
KESSENICHS LTD
KIRBY RESTAURANT SUPPLY
Lafayette Restaurant Supply
LOUIS WOHL & SONS
Louisiana FoodService
Manning Brothers
MISSION REST SUPPLY
Muckenthaler Inc
Myers Restaurant Supply
NATIONAL RESTAURANT SUPPLY CO
Norvell Fixture & Equip
OSWALT RESTAURANT SUPPLY
PIONEER DISTRIBUTING CO

Preferred Foodservice Design Supply
RESCO
RW SMITH
SAM TELL COMPANIES
Serv-U
SESSION FIXTURE COMPANY
SUNFLOWER RESTAURANT SUPPLY
SUPREME FIXTURE
TEXAS METAL EQUIP CO
THOMPSON & LITTLE
Trident Foodservice Equip